CALVERT VP SRI MID CAP PORTFOLIO
Supplement to
Calvert Variable Products Prospectus (Calvert VP SRI Portfolio)
dated May 1, 2016
Date of Supplement: June 9, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
At a meeting held on June 8, 2016, the Board of Directors of Calvert Variable Series, Inc. (the “Board”) approved a resolution to terminate the sub-advisory agreement with New Amsterdam Partners LLC, and to have the Portfolio’s advisor, Calvert Investment Management, Inc., assume day-to-day portfolio management responsibility. The Board also approved (i) a name change for the Portfolio, (ii) a new benchmark for the Portfolio, and (iii) changes to the Portfolio’s principal investment strategies.
Accordingly, effective June 9, 2016, the Prospectus is hereby amended as follows:
All references to “Calvert VP SRI Mid Cap Growth Portfolio” are deleted and replaced with “Calvert VP SRI Mid Cap Portfolio”.
Change of Principal Investment Strategies
The first four paragraphs under “Investments, Risks and Performance -- Principal Investment Strategies” in the Portfolio Summary for Calvert VP SRI Mid Cap Growth Portfolio are deleted and replaced by the following:
The Portfolio offers opportunities for long-term capital appreciation primarily by investing in the common stocks of U.S. mid-cap companies that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility investment factors. The Portfolio’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (ESG) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Portfolio’s risk profile relative to its benchmark, the Russell Midcap Index, and minimizing transaction costs. The Portfolio may sell a security when it no longer appears attractive under this process.
The Portfolio normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Portfolio defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell Midcap Index ranged from $386 million to $30.5 billion with a weighted average level of $12.2 billion. Although primarily investing in mid-cap U.S. companies, the Portfolio may also invest in small-cap companies.
The Portfolio may also invest up to 25% of its net assets in foreign securities.
The Portfolio is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Change to Principal Risks
Under "Investments, Risks and Performance – Principal Risks” in the Portfolio Summary for Calvert VP SRI Mid Cap Growth Portfolio, delete “Growth Company Risk".
Change to Portfolio Management for Calvert VP SRI Mid Cap Growth Portfolio
New Amsterdam Partners LLC will no longer serve as subadvisor for Calvert VP SRI Mid Cap Growth Portfolio.
The table under “Portfolio Management” in the Portfolio Summary for Calvert VP SRI Mid Cap Growth Portfolio is revised and restated as follows:
Investment Advisor. Calvert Investment Management, Inc.
(“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since June 2016
Christopher Madden, CFA	Portfolio Manager	Since June 2016
Kurt Moeller, CFA	Portfolio Manager	Since June 2016
Jade Huang	Portfolio Manager	Since June 2016
Under “Management of Portfolio Investments -- More Information About the Advisor, Subadvisors and Portfolio Managers” the section entitled “Calvert VP SRI Mid Cap Growth Portfolio” is revised and restated as follows:
Calvert VP SRI Mid Cap Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager